Supplement to the Prospectus and Statement of Additional Information

CREDIT SUISSE INSTITUTIONAL FUND – ASIA BOND PORTFOLIO

The following information supersedes certain information in the portfolio's Prospectus and Statement of Additional Information.

Background

On December 31, 2008, Credit Suisse announced it had signed an agreement to sell parts of its Global Investors traditional asset management business to Aberdeen Asset Management PLC ("Aberdeen PLC"). Aberdeen PLC is an international investment management group located in the United Kingdom, managing assets for both institutions and private individuals from offices located around the world. The transaction with Aberdeen PLC (the "Transaction") includes Credit Suisse Asset Management (Australia) Limited ("CSAM Australia"), the investment sub-adviser to Credit Suisse Institutional Fund, Inc. – Asia Bond Portfolio (the "Fund"). Effective April 30, 2009, the portion of the Transaction that includes CSAM Australia closed, resulting in the termination of the investment sub-advisory agreement among the Fund, Credit Suisse Asset Management, LLC ("CSAM"), the investment adviser to the Fund, and CSAM Australia.

New Interim Sub-Adviser

On January 15, 2009, February 18, 2009 and March 11, 2009, at meetings (the "Meetings") of the Board of Directors of the Fund (the "Credit Suisse Board"), the Credit Suisse Board, to minimize potential disruptions in the management of the Fund resulting from the termination of the investment sub-advisory agreement with CSAM Australia, considered, and on March 11, 2009, unanimously approved, an interim investment sub-advisory agreement among the Fund, CSAM and Aberdeen Asset Management Asia Limited ("AAMAL"), a wholly owned subsidiary of Aberdeen PLC.

The interim investment sub-advisory agreement became effective on May 1, 2009. As of that date, CSAM will serve as the investment adviser and AAMAL will serve as the interim sub-adviser to the Fund. The interim sub-advisory agreement will be effective for up to 150 days from April 30, 2009. Fees payable by CSAM to AAMAL under the interim sub-advisory agreement will be held in escrow pending the approval by Fund shareholders of a new investment sub-advisory agreement with AAMAL. Except for the effective dates, termination dates and escrow provisions, the terms and conditions of the interim sub-advisory agreement, including fees, are identical to those of the investment sub-advisory agreement among the Fund, CSAM and CSAM Australia.

New Portfolio Managers

Beginning May 1, 2009, the Fund's current portfolio management team of Robert Mann, Thomas Kwan, Adam McCabe and Victor Rodriguez will no longer serve as portfolio managers of the Fund. AAMAL will sub-advise the Fund through its Asia Fixed Income Team, with the following members expected to have the most significant responsibility for the day-to-day management of the Fund:

Anthony Michael, Head of Fixed Income – Asia

Anthony Michael is responsible for the management and investment performance of Aberdeen's non-Japan Asia fixed income and capital market products as well as a member of interest rate team. Mr. Michael joined Aberdeen in 2007 following the acquisition of Deutsche Asset Management's Fixed Income and Equity businesses that year. Mr. Michael held the position of director/senior portfolio manager with Deutsche in Sydney for five years, responsible for the development and implementation of fixed income and FX strategies. He was also a member of the global strategy group, the global insurance group and was a member of the tactical asset allocation committee. Previously, Mr. Michael worked in similar roles with the Zurich Scudder Group, Perpetual Funds Management Australia and the ING Group. Mr. Michael has a BEcon and a MEc in Economics from Macquarie University, Australia, an MComm in Applied Finance from the University of New South Wales and a Graduate Diploma in Securities studies from the Securities Institute of Australia.

Scott Bennett, Head of Asian Credit

Scott Bennett is head of Asian credit on the Asia Fixed Income Team. Mr. Bennett joined Aberdeen in 2008 from ABN AMRO Bank where, from 2005 to 2007, he was a Director and a trader of fixed income instruments. Previously, from 2000 to 2005, Mr. Bennett worked for Citigroup as a Director in the Fixed Income Credit Department. Prior to that, he worked for Schroders in Bangkok (1996 - 1998) and New York City (1998 - 2000) as an associate in the investment banking department and as an associate in the Fixed Income Research Department, respectively. Mr. Bennett graduated with Bachelor Degree in Economics from the Johns Hopkins University and obtained a diploma in International Studies from the Paul H. Nitze School of Advanced International Studies in Bologna, Italy.

Kenneth Akintewe, Portfolio Manager

Kenneth Akintewe is a portfolio manager on the Asia Pacific Fixed Income Team. Mr. Akintewe joined Aberdeen in 2002, working first on the global equities team in Glasgow before moving to the global fixed income team in London in 2003. In his role as assistant fund manager he transferred to Aberdeen's Singapore office in 2004 to facilitate the incorporation of Asia fixed income into global bond portfolios, before joining the Asia fixed income team in 2005 to focus on Asian local currency interest rate and foreign exchange strategy. Mr. Akintewe has an MA in Economics and an MSc in International Banking and Financial Studies from Heriot-Watt University, Edinburgh, UK.

Joey Chew, Senior Credit Analyst

Joey Chew is a senior credit analyst on the Asia Fixed Income Team. Ms. Chew joined Aberdeen in 2008 bringing with her about 14 years of work experience. Previously, from 2006 to 2008, Ms. Chew worked as an associate director in Corporate & Infrastructure Ratings at Standard & Poor's Rating Services providing ratings to bond issuers and US dollar corporate and project finance bonds issued in South and South-East Asia. Prior to that, she worked as a credit analyst in the Corporate Commodities Department at Standard Chartered Bank from 2005 to 2006; and as an assistant manager in the Risk Management Department at Rabobank from 1998 to 2005. Her portfolio has covered corporates in the South and South-east Asia across a diverse range of sectors. Ms. Chew graduated with Bachelor of Business (Merit) degree from Nanyang Technological University of Singapore.

Yueh Ee-Leen, Assistant Portfolio Manager

Yueh Ee-Leen is an assistant portfolio manager on the Asia Pacific Fixed Income Team. She joined Aberdeen in 2006 as a trader on the Asia Fixed Income Team, responsible for foreign exchange and fixed income trade execution. Ms. Yueh joined Aberdeen from Prudential Asset Management where as a central trader from 2005 to 2006, she focused on the execution of Asian dollar bonds, local currency bonds, money market instruments and derivatives such as futures and swaps. Previously from 2000 to 2005, she worked for Sumitomo Mitsui Banking Corporation in the international treasury department, where she dealt in the inter-bank cash and foreign exchange markets. She was also responsible for asset/liability management, cashflow management and profit/loss analysis for the team. Ms. Ee-Leen graduated with a BBA (Merit) degree in Business Administration from the National University of Singapore.

Board Approval of Reorganization Agreement

The Credit Suisse Board, in addition to approving the interim sub-advisory agreement, approved at the Meetings an agreement and plan of reorganization (the "Reorganization Agreement") whereby the Fund would participate in a reorganization ("Reorganization") that would allow it to continue to operate as the Aberdeen Asia Bond Institutional Fund ("Aberdeen Asia Bond Fund"), a new series of Aberdeen Funds. Aberdeen Asset Management Inc. is the adviser for the Aberdeen Asia Bond Fund and AAMAL serves as one of the sub-advisers to the Aberdeen Asia Bond Fund. The Reorganization Agreement is subject to the approval of the shareholders of the Fund and is subject to certain closing conditions and termination rights, including the Credit Suisse Board's right to terminate the Reorganization Agreement if it determines that proceeding with the Reorganization is inadvisable for the Fund, which may be the case if the Transaction is not consummated.

Dated: May 1, 2009	INST AB-PRO-16-0509 2009-07